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                                                                   Exhibit 10.25






                             DATED  01 JULY  1993
                             --------------------








                          DEPUY INTERNATIONAL LIMITED
                          ---------------------------








                                   - and -



                             GEORGE TAYLOR SEWARD



                                    - and -



                                    OTHERS.

THIS TRUST DEED is made the FIRST day of JULY 1993 BETWEEN DEPUY INTERNATIONAL LIMITED whose registered office is situated at St. Anthony's Road Beeston Leads West Yorkshire LS11 8DT (hereinafter called "the Principal Employer") of the first part and GEORGE TAYLOR SEWARD, THOMAS OBERHAUSEN, CHRISTOPHER MICHAEL THRUSH (hereinafter together called "the Trustees") of the second part


WHEREAS THE Principal Employer is empowered and has resolved to establish and maintain a retirement benefits scheme with the object of providing relevant benefits as defined in Section 612 (1) of the Income and Corporation Taxes Act 1988 for employees and ex-employees of the Employers defined in clause 2(2) hereof and for dependents of those employees and ex-employees

NOW THIS DEED WITNESSES as follows -

1.   (1)   The retirement benefits scheme hereinbefore mentioned and known as
           DEPUY EXECUTIVE RETIREMENT BENEFITS SCHEME (hereinafter called "the Scheme") is hereby constituted and established as a sponsored superannuation scheme (as defined in Section 624 of the Income and Corporation Taxes Act 1988) under irrevocable trusts with effect from 7 SEPTEMBER 1992 (hereinafter called "the Commencement Date") and the perpetuity period applicable to the trusts herein declared shall be 80 years from the commencement date or such longer period as may be or become lawful

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     (2)  The Principal Employer hereby appoints the Trustees to be the trustees for the time being of the scheme PROVIDED THAT the expression "Trustees" shall hereinafter mean the Trustee or other the trustee or trustees for the time being hereof appointed in accordance with clause 3(1) hereof

     (3) The Principal Employer shall within 24 months of the Commencement Date or such longer period as the Trustees may allow bring into effect rules (hereinafter called the Rules) which shall further define the provisions of the Scheme and until the bringing into effect of the Rules (i) such provisions of any written explanations of the Scheme issued or to be issued to members referred to in clause 2(4) hereof as are not overridden by or inconsistent with this Deed shall be read as one herewith and (ii) any reference hereafter in this Deed to the Rules shall be a reference to the appropriate provisions of such explanations

2. (1) The Scheme shall be administered in accordance with the provisions hereof and the requirements of section 63 (preservation of benefits) of the Social Security Act 1973 insofar as those requirements apply to the Scheme and Schedule 16 thereto Part IV (equal access to occupational pension schemes) or the Social Security Pensions Act of 1975




                                       2
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    (2)   The Principal Employer and any subsidiary or holding company (within the meaning of section 736 of the Companies Act 1985) of or any employer otherwise associated with the Principal Employer which on executing a deed whereby it agrees to be bound by the provisions of the Scheme is admitted by the Principal Employer with the consent of the Trustees to participation in the Scheme shall constitute the employers (hereinafter called "the Employers") for the purposes of this Deed and the Rules are the employer (hereinafter called "the Employer") of a member shall be such of the Employers by which or whom the member is for the time being employed or if such employment has terminated by which or whom the member was employed immediately prior to such termination and in any case where an Employer has acquired all or part of the business of any other person or body corporate the Employer which made such acquisition shall for the purposes of the Scheme be regarded as the Employer of those persons previously engaged as employees of the relevant business so acquired in respect of whom benefits are to be paid under the Scheme.

     (3) The Principal Employer shall have the power exercisable with the consent of the Trustees to appoint from time to time any insurance company (hereinafter called "Insurance Company") for the purposes of the Scheme PROVIDED THAT it is an insurance company which is incorporated in the United Kingdom and to which Part II of the Insurance Companies Act 1982 applies and which is authorised by or under Section 3 or 4 of that Act to transact ordinary long term insurance business as therein defined

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        (4)   Employees (including any directors) of the Employers who satisfy the conditions of eligibility for membership of the Scheme shall be entitled to become members of the Scheme at such times as they choose and to cease to be members thereafter at times of their own choosing provided that no person who has at his own option ceased to be a Member while satisfying the conditions of eligibility for membership shall be readmitted to membership of the Scheme without the prior consent of the Principal Employer and Trustees

        (5) No person having a beneficial interest in the Scheme shall assign or charge that interest or any part of it except in a manner set out herein or in the Rules and should he attempt to do so he shall cease to have such interest and the Trustees shall apply any moneys to which the person would otherwise have been or become entitled for the maintenance or otherwise for the support or benefit of that person and of such of those persons (excluding charities, societies, clubs and similar organizations) to whom the Trustees could have paid benefit under Clause 6(1) hereof arising on that person's death had the person died immediately prior to such attempted assignment or any of them as the Trustees in their absolute discretion think fit, but in no circumstances shall any payment be made to a purported assignee

3.      (1)   Appointment, Removal and Resignation of Trustees
              ------------------------------------------------

              The Principal Employer may:
              (i)  by deed remove from office any Trustee


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              (ii)   by deed appoint, (without limit as to number) one or more
                     new or additional Trustees in place of or in the addition to any Trustee who for any reason ceases to be a trustee, and

              (iii) by notice in writing to any Trustee remove that Trustee from office with effect from the date of that notice (but the Principal Employer shall execute a deed confirming that removal with effect from the date of that notice at the next convenient opportunity).

        (2)   Retirement of Trustees
              ----------------------

              Any Trustee may at any time by not less than one month's notice in writing (or such shorter notice as the Principal Employer may accept) given to the Principal Employer and the remaining Trustees (if any) retire from office. At the expiry of such notice such Trustee shall cease to be a Trustee and the Principal Employer and the continuing Trustees (if any) shall execute such documents and do such things as may be necessary to give proper effect to his retirement.

        (3) Subject to subclause (8) of this Clause the Trustees shall be entitled to such remuneration (if any) as they may from time to time agree with the Principal Employer

        (4) The Trustees shall have power to obtain such expert advice as they think necessary in order to carry out their duties hereunder and where they are required under the Deed or the Rules to act on actuarial advice they shall obtain such advice from any Fellow of

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              the Institute of Actuaries or Faculty of Actuaries in Scotland or
              a firm of actuaries so qualified or the Insurance Company

        (5) The Trustees shall have power to employ such agents as they think necessary in the transaction of any business as Trustees and any valid receipt given to such agents in the course of such employment shall be a good and sufficient discharge to the Trustees and in particular (but without prejudice to the generality of the foregoing provision) the Trustees may appoint one or more investment managers to any one or more of whom they may delegate all or any of the powers vested in them by virtue of clause 4 (2) hereof

        (6) If and so long as any of the Trustees are individuals the Trustees shall

              (a) exercise their powers by resolution passed at meetings whereat the quarum shall be two and any Trustee unable to attend may appoint another Trustee to represent him

              (b) have the power to delegate any or all of their duties to any one or more of their number and in particular any two of the Trustees may on behalf of them all sign any documents (other than deeds) that they are required to sign in the discharge of their duties

              (c) save as provided by (a) and (b) of this subclause make written regulations (including where they so wish regulations for the appointment of a chairman and a


                                       6











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          secretary) for the conduct of their meetings and the management of their business


(7) If any of the Trustees is a corporation it shall in the discharge of its duties and in the exercise of its power act by its officers and employees duly appointed in that behalf


(8) All costs charges and expenses arising in connection with the establishment administration and management of the Scheme in any year or otherwise duly charged or incurred by the Trustees or the Committee in the discharge of their duties hereunder shall be paid by the Employers in such proportions as they shall agree PROVIDED THAT the Principal Employer may after obtaining actuarial advice direct that any such costs charges and expenses shall be charged on the assets of the Scheme be paid therefrom.

(9) A Trustee shall not be responsible, chargeable or liable in any manner whatsoever except -

     (a) for his fraud or deliberate and culpable disregard of the interests of the Beneficiaries and

     (b) in the case of a Trustee engaged in the business of providing a trustee service for a fee, for his negligence

(10) The Trustee shall be entitled to all the indemnities conferred on trustees by law but without prejudice to the foregoing


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        generality the Trustees shall be indemnified by the Employers against all liabilities incurred by the Trustees in the execution of the trusts and the management and administration of the Scheme (other than any liability arising from matters referred to in (a) and (b) of sub-clause
        (9) of this Clause) and shall to the extent that the Employers fail to indemnify them as aforesaid be indemnified in respect thereof (except as hereinbefore excepted) out of the assets of the Scheme

(11) The decision of or the exercise of a power by the Trustees shall not be invalidated or questioned on the ground that any of the Trustees:

        (i) had a direct or indirect interest in the result of the decision or the exercise of the power, or

        (ii)    without prejudice to the generality of (1):

                - is a director or employee or shareholder of or is otherwise interested in or connected with the Principal Employer any Associated Company of the Principal Employer or any other person or

                - is a trustee of any other Retirement Benefits Scheme with which the Trustees are dealing


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

(12)    (i)     A Trustee who is a Beneficiary may retain all benefits and exercise all rights to which he is entitled as a Beneficiary and shall not be liable to account for any benefit which he obtains from the Scheme.

        (ii) A Trustee who is or becomes a director of, or a holder of any other office or employment in any of the Employers may retain any fees or remuneration received by him in connection with that office or employment notwithstanding that his retention of or appointment to the office or employment may be directly or indirectly due to the exercise or non-exercise of any votes by the Trustees

(13)    (i)     A Trustee shall not be precluded when acting on his own account from acquiring holding or dealing with any securities of the Principal Employer or from entering into or being interested in any contract arrangement or other transaction with the Principal
                Employer and shall not be liable in any manner whatsoever to account to the Principal Employer or any Beneficiary for any resulting profits made or benefits obtained

        (ii) In this Clause (3) the words "Principal Employer" includes any Associated Company of the Principal Employer and any other company in which the Principal Employer or any Associated Company of the Principal Employer is interested

4. (1) The assets of the Scheme shall consist of the contributions payable in accordance with clause 5 hereof any transfer value received by the Trustees in accordance with clause 6(2) hereof any donations subscriptions legacies and other monies received by the Trustees from any other source and any investments and property for the time being representing the foregoing sums and income therefrom or accretions thereto and such assets shall be held under the legal control of the Trustees and by or in the names of the Trustees or such corporation as they may from time to time appoint as nominee for themselves or as custodian trustee

     (2) The Trustees may alone or in conjunction with others and in any part of the world acquire and dispose of any property (tangible or intangible, movable or immovable), whether or not it produces income, enter into any contract or incur any obligation, lend or borrow money or other property for any purpose (including acquiring assets), grant any mortgage or charge over or give any right of recourse against any or all of the assets of the Scheme form and finance any company, carry on and finance any business, insure assets of the Scheme for any amount and keep assets in nominee names.

5. (1) An Employer shall subject to Subclause (2) below contribute to the Scheme in respect of the members who are or have been in its employ at such rate or rates as the Principal Employer acting on actuarial advice shall determine.

     (2) An Employer shall on giving three months' written notice or such shorter period as it may agree with the Trustees (and the Members) to the Trustees and the members then in its employ have the right to reduce or discontinue its contributions to the Scheme with effect from the expiry of such notice PROVIDED THAT -



          (a) the accidental omission to give such notice shall not affect the validity of the Employer's decision

          (b) such notice shall not affect the liability of the Employer to pay any contributions which have fallen due prior to and remain unpaid at the expiry of such notice

          (c) in the event of such discontinuation of contributions the assets of the Scheme relating to the Employer shall be applied in manner stated in the dissolution provisions of the Rules


6. (1) The Trustees shall have the power to pay or apply any lump sum which may be payable on the death of a member to or for the benefit of all or any one or more to the exclusion of other or others and in such proportions as the Trustees decide of (i) the member's spouse or (ii) the ancestors and descendants (however remote and including legally adopted children or stepchildren) or

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brothers sisters uncles and aunts (whether of the whole or half blood) of the member or his spouse or (iii) individuals who in the opinion of the Trustees shall have been wholly or partly maintained or financially assisted by the member or (iv) any other person or persons (including for this purpose any charity society club or other similar organization but excluding the personal representatives of the member) whom the member has in a written notice to the Trustees requested the Trustees to consider as a beneficiary of such lump sum or part thereof


PROVIDED THAT

(a) if and to the extent that the said power is not exercised within 24 months after the member's death such lump sum or any remaining part thereof shall be paid by the Trustees to the member's spouse (if any) but failing that it shall be paid to the Principal Employer


(b) in applying any moneys under this subclause to or for the benefit of any person the Trustees shall have power to pay the same by way of settlement to trustees for the benefit of such person with such powers and upon such terms and conditions as the Trustees shall in their absolute discretion determine


(c) in making any payment in accordance with this subclause the Trustees may take into account and deduct any tax and any interest thereon for which they may be liable

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


(2) The Trustees may at the request of a person's Employer accept from the administrators of any fund scheme or arrangement (in this subclause called "the other scheme") any transfer payment or assignment of assets in respect of such person's right to benefit under the other scheme (in this subclause called "transfer value") and if they do so the person shall be regarded as a member for the purposes of the Scheme and the Trustees shall provide for the member benefits under the Scheme (additional to any other Scheme benefits to which the member may be entitled) of such nature and amount as the Trustees shall decide PROVIDED THAT


      (a) the Trustees shall obtain from the administrators of the other scheme a certificate stating the amount (if any) of the transfer value attributable to contributions paid by such member to the other scheme (in this subclause called "member's credit") and the maximum amount (if any) of the transfer value that such member may under the rules of the other scheme obtain as a cash sum on retirement thereunder (in this subclause called "the cash sum")


     (b) the Trustees shall ensure that any provisions of the other scheme prohibiting the return to members of contributions that they have paid thereto shall apply to member's credit (except that any such provisions which solely relate to the member's salary or remuneration having exceeded 5000 (pounds) per annum at any time during his membership of the other scheme will cease to apply)

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

     (3) If a member becomes a member of any other fund scheme or arrangement (in this subclause called "the other scheme") the Trustees may at the request of the member and with the written agreement of his Employer transfer to the administrators of the other scheme an amount (in this subclause called "transfer payment") which the Trustees acting on actuarial advice consider to be the lump sum equivalent of such benefit PROVIDED THAT the Trustees shall -

          (a) observe the terms and conditions of any undertaking given by them in respect of transfer payments

          (b) take into account and deduct from the transfer payment the amount of any expense incurred in the realization of the assets of the Scheme to pay the same and any tax for which they may be liable

          (c) give the administrators of the other scheme certificate stating the amount (if any) of the transfer payment attributable to the contributions paid by the member to the Scheme and any restrictions imposed by the provisions hereof on the return of such contributions to the member and obtain from the administrators of the other scheme an undertaking that such restrictions shall at all times be applied thereto

7. The Principal Employer shall have power to alter or add to the provisions of this Deed and the Rules by deed with the written consent of the Trustees

8. The Trustees shall have power exercisable at the written request of the Principal Employer-

    (a) to provide additional benefits in respect of any member and to increase the amount of any benefit which is payable to or in respect of a member and

    (b) to provide for the spouse or dependents of a deceased member a benefit or benefits for which provision is not otherwise made hereunder

    PROVIDED THAT this power shall be exercised subject to the payment by the Employer (as defined in Clause 2(2) hereof) of the cost (if any) (as determined by the Trustees acting on actuarial advice) of such increase or benefits

9. The Scheme shall terminate at the end of the perpetuity period hereinbefore mentioned UNLESS there is legislation then in force permitting it to continue for a longer period or in perpetuity or it is terminated earlier in accordance with the dissolution provisions in the Rules

10. (1) Any Act referred to in this Deed shall be deemed to include any Act or Acts for the time being amending or replacing the same and any orders regulations or directions issued thereunder and for the time being in force

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

     (2) Any reference to any regulations includes any modification or restatement of those regulations.

     (3) Any Employer referred to in this Deed shall be deemed to include any other company firm or person by which or whom as a result of amalgamation merger purchase reconstruction or otherwise the business or function of the same is for the time being carried on

     (4) This Deed shall be construed and take effect in accordance with English law

10. The Trustees shall arrange for an actuarial investigation of and report upon the financial condition of the Scheme to be made at such intervals not exceeding 5 years as the Trustees shall determine.

IN WITNESS WHEREOF the parties hereto have caused their common seals to be affixed hereto or have set their hands and seals hereto the day and year first above written

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

The Common Seal                                [THE SEAL OF DEPUY INTERNATIONAL
of DEPUY INTERNATIONAL LIMITED                  LIMITED APPEARS HERE]
was hereunto affixed
in the presence of:-


Director /s/ Thomas Oberhausen
         -------------------------------------


Secretary /s/ J. A. Coppack
          ------------------------------------



SIGNED SEALED and DELIVERED     )
by the said GEORGE TAYLOR SEWARD)      /s/ George Taylor Seward
in the presence of:             )      -----------------------------


/s/ Patricia A. Sisk
--------------------------------


SIGNED SEALED and DELIVERED     )
by the said THOMAS OBERHAUSEN   )      /s/ Thomas Oberhausen
in the presence of:             )      -----------------------------


/s/ Sally Gurrd
--------------------------------

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